Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with Serefex Industries, Inc.’s (the “Company”) Report on Form 10-QSB for the period ended November 3, 2008, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Brian Dunn, President of the Company and Interim Chief Financial Officer, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: January 23, 2009	By:	/s/ Brian Dunn

Brian S. Dunn Chief Executive Officer and Interim Chief Financial Officer